SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  December  29,  1999
                                                          -------------------



                             DELTA WOODSIDE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


   South  Carolina              1-10095                 57-0535180
   (State or other            (Commission             (IRS  Employer
   jurisdiction of            File Number)            Identification
   incorporation)                 No.)



                          233 N. Main Street, Suite 200
                        Greenville, South Carolina 29601
              (Address of principal executive offices) (Zip  Code)


       Registrant's telephone number, including area code: (864) 232-8301
                                                           --------------



          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS

     On  December  30,  1999:

     - Delta Apparel, Inc. ("Delta Apparel"), an indirect wholly-owned subsidiary of Delta Woodside Industries, Inc. ("Delta Woodside"), filed with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a Form 10 (General Form for Registration of Securities Pursuant to
          Section 12(b) or 12(g) of the Securities Exchange Act of 1934) (the "Delta Apparel Form 10") to register the shares of common stock (the
          "Delta Apparel Shares") of Delta Apparel to be distributed by Delta Woodside to the stockholders of Delta Woodside on a pro rata basis when the Delta Apparel distribution described in the Delta Apparel Form 10 occurs; and

     - DH Apparel Company, Inc. (to be renamed Duck Head Apparel Company, Inc.) ("Duck Head"), an indirect wholly-owned subsidiary of Delta Woodside, filed with the SEC under the Exchange Act a Form 10 (the "Duck Head Form 10") to register the shares of common stock (the "Duck Head Shares") of Duck Head to be distributed by Delta Woodside to the stockholders of Delta Woodside on a pro rata basis when the Duck Head distribution described in the Duck Head Form 10 occurs.

     The following portions of the Information Statement of Delta Apparel, included as Exhibit 99.1 to the Delta Apparel Form 10, are incorporated herein by reference: "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution". This information that is incorporated herein by reference is included as Exhibit 99.3 to this Report.

     The following portions of the Information Statement of Duck Head, included as Exhibit 99.1 to the Duck Head Form 10, are incorporated herein by reference:
"The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and "Interests of Directors and Executive Officers in the Duck Head Distribution". This information that is incorporated herein by reference is included as Exhibit 99.4 to this Report.

     Delta Woodside currently anticipates that in January or February 2000 its Board of Directors will declare the record date for the Delta Apparel distribution and the record date for the Duck Head distribution. Delta Woodside currently anticipates that the record date for each distribution will be a date in February 2000, and that each distribution will occur on a date in early March 2000. Delta Woodside anticipates that the Delta Apparel distribution will occur as soon as reasonably practicable following the record date for the Delta Apparel distribution and that the Duck Head distribution will occur as soon as reasonably practicable following the record date for the Duck Head distribution.

     Completion of the Delta Apparel distribution is conditioned on several matters, including:

     -    Delta Apparel entering into credit facilities satisfactory to it;

     - The Delta Woodside Board receiving an opinion satisfactory to it as to the solvency of Delta Apparel at the time of the Delta Apparel distribution; and

     - Delta Mills, Inc. (an indirect wholly-owned subsidiary of Delta Woodside) receiving an opinion satisfactory to it that the sale by it to Delta Apparel of the Rainsford yarn plant in Edgefield, South Carolina including related inventory is fair from a financial point of view to the holders of Delta Mills, Inc.'s 9-5/8% Senior Notes in the principal amount of $150 million.

     Completion of the Duck Head distribution is conditioned on several matters, including:

     -    Duck Head entering into credit facilities satisfactory to it; and

     - The Delta Woodside Board receiving an opinion satisfactory to it as to the solvency of Duck Head at the time of the Duck Head distribution.

     As previously announced, Delta Woodside is in the process of transferring various corporate functions to its three operating divisions (Delta Mills Marketing Company, Duck Head Apparel Company and Delta Apparel Company). Upon the complete transfer of these functions or at the time of the spin-offs (as appropriate), the current executive officers of Delta Woodside will resign their positions with Delta Woodside, and William F. Garrett, who currently heads the Delta Mills Marketing Company division, will become President and Chief Executive Officer of the remaining Delta Woodside (the operations of which will consist solely of the Delta Mills Marketing Company business).

     Following completion of the spin-offs, Delta Woodside intends to propose to its stockholders the adoption of a new Delta Woodside stock option plan and a new Delta Woodside incentive stock award plan pursuant to which significant equity incentives could be granted to the new management of Delta Woodside.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Not  applicable.

     (b) Although pro forma financial statements are not required to be included in this filing by the instructions to Form 8-K, Delta Woodside has elected to include pro forma financial statements for Delta Woodside in this filing because each of the Delta Apparel Form 10 and the Duck Head Form 10 includes pro forma financial statements, and Delta Woodside believes that pro forma statements for Delta Woodside that correspond to the pro forma statements included in the Delta Apparel Form 10 and the Duck Head Form 10 would be helpful to Delta Woodside's stockholders.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial information has been prepared from and should be read in conjunction with the historical financial statements and the related notes thereto of Delta Woodside incorporated by reference into Delta Woodside's Form 10-K for the fiscal year ended July 3, 1999, and the historical financial statements and the related notes thereto of Delta Woodside included in Delta Woodside's Form 10-Q for the three months ended October 2, 1999.

     The unaudited pro forma condensed consolidated balance sheet has been prepared to give effect to the following transactions as if they occurred on October 2, 1999:

     - The contribution to equity of intercompany debt owed by Delta Apparel to its parents, the contribution to equity of intercompany debt owed by Duck Head to its parents and the distribution of Delta Apparel common stock and Duck Head common stock to existing Delta Woodside stockholders.

     -    The  refinancing  of current  existing  debt by Delta Apparel and Duck
          Head.

     - The purchase of the net assets of the Rainsford plant by Delta Apparel from Delta Mills.

     The unaudited pro forma condensed consolidated statements of operations for the year ended July 3, 1999 and for the three months ended October 2, 1999 give effect to the following transactions as if they had occurred at the beginning of the fiscal year ended July 3, 1999:

     - The distribution of Delta Apparel common stock and Duck Head common stock to existing Delta Woodside stockholders.

     - The elimination of corporate expenses associated with a multidivision operation.

     - The reduction in interest expense associated with the debt assumed or repaid by Delta Apparel and Duck Head.

     - The interest income on the cash balance generated by the sale of the Rainsford plant.

     Delta Woodside believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma condensed consolidated financial statements. Delta Woodside is providing the unaudited pro forma condensed consolidated financial statements for informational purposes only. These pro forma condensed consolidated financial statements should not be construed to be indicative of Delta Woodside's results of operations or financial position had the transactions and events described above been consummated on the dates assumed. These pro forma condensed consolidated financial statements also do not project the results of operations or financial position for any future period or date.

                                   DELTA  WOODSIDE  INDUSTRIES,  INC.
                         UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                          AS AT OCTOBER 2, 1999
                                              (IN THOUSANDS)

                                                                       Pro Forma        Pro Forma
                                                       Historical     Adjustments      As Adjusted
                                                       -----------  ------------------------------
ASSETS
Current Assets
    Cash and cash equivalents                          $    32,010  $     13,238  (1)  $    45,248
    Accounts receivable
       Factor                                               56,005                          56,005
       Customer                                                308         5,000  (2)        5,308
                                                       -----------  --------------     -----------
                                                            56,313         5,000            61,313
    Less allowances for doubtful accounts and returns          139                             139
                                                       -----------  --------------     -----------
                                                            56,174         5,000            61,174
   Inventories:
      Finished goods                                         9,581                           9,581
      Work in process                                       27,464                          27,464
      Raw material and supplies                              7,159                           7,159
                                                       -----------  --------------     -----------
                                                            44,204             0            44,204

   Net current assets of discontinued operations            50,381       (49,706) (3)          675
   Deferred income taxes                                     2,186        (2,186) (5)            0
   Prepaid expenses and other current assets                   967                             967
                                                       -----------  --------------     -----------
          Total current assets                             185,922       (33,654)          152,268

Property, plant and equipment
   Cost                                                    166,607                         166,607
   Accumulated depreciation                                 68,516                          68,516
                                                       -----------  --------------     -----------
                                                            98,091             0            98,091

Noncurrent assets of discontinued operations                41,441       (41,152) (3)          289
Noncurrent deferred income taxes                                           1,257  (5)        1,257
Other assets                                                 7,469                           7,469
                                                       -----------  --------------     -----------
       Total Assets                                    $   332,923      ($73,549)      $   259,374
                                                       ===========  ==============     ===========

                                DELTA WOODSIDE INDUSTRIES, INC.
                    UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                     AS AT OCTOBER 2, 1999
                                        (IN THOUSANDS)

                                                           Pro Forma        Pro Forma
                                             Historical   Adjustments       As Adjusted
                                            ------------  -----------------------------
LIABILITIES
Current liabilities
    Trade accounts payable                       11,442                         11,442
    Accrued and sundry liabilities               18,069          (530) (3)      17,539
    Deferred income taxes                                         641  (5)         641
    Current portion of long-term debt             6,634        (6,634) (4)           0
                                            ------------  ------------     ------------
       Total current liabilities                 36,145        (6,523)          29,622

Long-term debt (less current portion)           150,071           (71) (4)     150,000
Deferred income  taxes                            4,295        (4,295) (5)           0
Other liabilities and deferred credits            8,227        (1,262) (3)       6,965

SHAREHOLDERS EQUITY
Common Stock, par value $.01 - Authorized
50,000,000 shares issued and outstanding
23,804,000 shares at October 2, 1999                239                            239
Additional paid in capital                      160,943       (61,398) (3)      99,545
Accumulated deficit                             (26,997)                       (26,997)
                                            ------------  ------------     ------------
                                                134,185       (61,398)          72,787

                                            ------------  ------------     ------------
Total Liabilities and Equity                $   332,923      ($73,549)     $   259,374
                                            ============  ============     ============

NOTES  TO  UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  BALANCE  SHEET

OCTOBER  2,  1999

(in  thousands  of  dollars,  unless  otherwise  noted)

The following is a summary of the adjustments reflected in the unaudited pro forma condensed consolidated balance sheet:

(1) To reflect the transfer of cash to Delta Apparel and Duck Head in conjunction with the transaction ($475), and the purchase of the net assets of the Rainsford plant by Delta Apparel from Delta Mills at a purchase price equal to the net book value of the assets less the net book value of certain assumed liabilities ($13,713).

(2) To reflect a receivable from Delta Apparel related to yarn sales from Delta Mills which was previously classified as an inter-company receivable and therefore eliminated upon consolidation.

(3) To reflect the spin-off of the assets and liabilities of Delta Apparel and Duck Head.

(4) To reflect the assumption or payoff of Delta Woodside debt by Delta Apparel and Duck Head.

(5)  To  reflect  reclassifications  and  spin-off  of  income  tax  attributes.

                                   DELTA WOODSIDE INDUSTRIES, INC.
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    FISCAL YEAR ENDED JULY 3, 1999
                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                          Unaudited
                                                              ----------------------------------
                                                                Pro Forma             Pro Forma
                                                 Historical    Adjustments           As Adjusted
                                                ------------  -------------          -----------
Net sales                                       $   493,027      ($178,572) (5)      $  314,455
Cost of goods sold                                  420,763       (163,019) (5)         257,744
                                                ------------  -------------          -----------
  Gross profit on sales                              72,264        (15,553)              56,711

Selling, general, and administrative expense         69,175        (51,115) (1)&(5)      18,060
Restructuring and impairment charge                  13,996        (13,996) (5)               0
Other income (expense)                               (1,295)         1,421  (5)             126
                                                ------------  -------------          -----------
  Operating profit                                  (12,202)        50,979               38,777

Interest expense                                     19,929         (1,077) (2)          18,852
Interest (income)                                      (467)          (525) (3)            (992)
                                                ------------  -------------          -----------
  Net interest expense                               19,462         (1,602)              17,860

Income (loss) from continuing operations
   before income taxes                              (31,664)        52,581               20,917
Income tax expense (benefit)                            825         (2,743) (4)          (1,918)
                                                ------------  -------------          -----------
   Income (loss) from continuing operations         (32,489)        55,324               22,835

(Loss) on disposal of discontinued operations
    less applicable income taxes                     (6,906)             0               (6,906)
                                                ------------  -------------          -----------
Net income (loss)                                  ($39,395)  $     55,324           $   15,929
                                                ============  =============          ===========

Basic and diluted earnings (loss) per share:
  Continuing operations                              ($1.35)  $       2.29           $     0.94
  Discontinued operations                            ($0.28)  $       0.00               ($0.28)
                                                ------------  -------------          -----------
  Net income                                         ($1.63)  $       2.29           $     0.66
                                                ============  =============          ===========
Weighted average shares outstanding                  24,149         24,149               24,149

                               DELTA  WOODSIDE  INDUSTRIES,  INC.
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                THREE MONTHS ENDED OCTOBER 2, 1999
                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                           (Unaudited)


                                                             Pro Forma        Pro Forma
                                                Historical  Adjustments      As Adjusted
                                               -----------  -----------      -----------
Net sales                                      $   57,306                    $   57,306
Cost of goods sold                                 51,205                        51,205
                                               -----------  -----------      -----------
  Gross profit on sales                             6,101            0            6,101

Selling, general, and administrative expense        3,763         (348) (1)       3,415
Other income (expense)                                 45                            45
                                               -----------  -----------      -----------
  Operating profit                                  2,383          348            2,731

Interest expense                                    4,542         (200) (2)       4,342
Interest (income)                                    (175)        (152) (3)        (327)
                                               -----------  -----------      -----------
  Net interest expense                              4,367         (352)           4,015

Income (loss) from continuing operations
   before income taxes                             (1,984)         700           (1,284)
Income tax expense (benefit)                         (545)         192  (4)        (353)
                                               -----------  -----------      -----------
   Income (loss) from continuing operations        (1,439)         508             (931)

Income from operations of discontinued
    operations less applicable income taxes         1,563       (1,563) (5)           0
                                               -----------  -----------      -----------
Net income (loss)                              $      124      ($1,055)           ($931)
                                               ===========  ===========      ===========

Basic and diluted earnings (loss) per share:
  Continuing operations                            ($0.06)  $     0.02           ($0.04)
  Discontinued operations                      $     0.07       ($0.07)      $     0.00
                                               -----------  -----------      -----------
  Net income                                   $     0.01       ($0.05)          ($0.04)
                                               ===========  ===========      ===========

Weighted average shares outstanding                23,799       23,799           23,799

NOTES  TO  UNAUDITED  PRO  FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR  THE  FISCAL  YEAR  ENDED JULY 3, 1999 AND THE THREE MONTHS ENDED OCTOBER 2,
1999

(in  thousands  of  dollars,  unless  otherwise  noted)

The following is a summary of the adjustments reflected in the unaudited pro forma condensed consolidated statements of operations:

(1) To reflect the net reduction in general and administrative expenses due to the elimination of corporate expenses associated with a multi division operation. These adjustments totaled $1,880 for year ended July 3, 1999 and
$348  for  the  quarter  ended  October  2,  1999

(2) To reflect the reduction in interest expense associated with the debt assumed or repaid by Delta Apparel and Duck Head.

(3) To reflect interest income on the cash balance generated by the sale of the Rainsford plant.

(4)  To  reflect  the  income  tax  effect  of  the  pro  forma  adjustments.

(5)  To  eliminate  the  results  of  operations of Delta Apparel and Duck Head.

     (c)  Exhibits

          99.1 Form  of   Information   Statement   of  Delta   Apparel,   Inc.:
               Incorporated by reference to Exhibit 99.1 to the Form 10 of Delta Apparel, Inc. (File No. 001-15583).

          99.2 Form of Information Statement of Duck Head Apparel Company, Inc.:
               Incorporated by reference to Exhibit 99.1 to the Form 10 of DH Apparel Company, Inc. (File No. 001-15585).

          99.3 The following portions of the Information Statement of Delta Apparel, included as Exhibit 99.1 to the Delta Apparel Form 10:
               "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution".

          99.4 The following portions of the Information Statement of Duck Head, included as Exhibit 99.1 to the Duck Head Form 10: "The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and "Interests of Directors and Executive Officers in the Duck Head Distribution".

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DELTA  WOODSIDE  INDUSTRIES,  INC.
                              (Registrant)


                              By:/s/  E.  Erwin  Maddrey,  II
                                 ----------------------------
                                 E.  Erwin  Maddrey,  II
                                 President  and  Chief  Executive
                                   Officer


Date:  December  29,  1999

                                  EXHIBIT INDEX


99.3 The following portions of the Information Statement of Delta Apparel, included as Exhibit 99.1 to the Delta Apparel Form 10: "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution".

99.4 The following portions of the Information Statement of Duck Head, included as Exhibit 99.1 to the Duck Head Form 10: "The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and
     "Interests of Directors and Executive Officers in the Duck Head Distribution".